EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-Q of PG&E Corporation for the quarter ended September 30, 2026 (“Form 10-Q”), I, Patricia K. Poppe, Chief Executive Officer of PG&E Corporation, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)the Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of PG&E Corporation.

/s/ PATRICIA K. POPPE
Patricia K. Poppe
Chief Executive Officer

October 21, 2026

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-Q of PG&E Corporation for the quarter ended September 30, 2026 (“Form 10-Q”), I, Carolyn J. Burke, Executive Vice President and Chief Financial Officer of PG&E Corporation, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)the Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of PG&E Corporation.

/s/ CAROLYN J. BURKE
Carolyn J. Burke
Executive Vice President and Chief Financial Officer

October 21, 2026